UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2013

KLEANGAS ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-176820	45-53499508
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 N. Rocky Point Rd. Suite 200, Tampa, FL. 33607
(Address of principal executive offices, including zip code)
(727) 364-2744
(Registrant’s telephone number, including area code)

8110 Ulmerton Rd., Largo, FL 33771
(Former address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 29, 2013 one of our Directors, Dennis J. Klein, passed away. Prior to that on August 27, 2013 Bryan Wayne Geer was appointed as a Director.

Bryan Wayne Geer. Mr. Geer has been involved in the fire retardant\prevention business for the last ten years. In 2009 he began a new Company, which is focused on the business of fire retardation and fire sprinkler systems. Mr. Geer graduated from Point Loma Nazarene with a University Bachelor of Arts (B.A.) degree in Industrial Organizational Psychology. In addition he completed the INSTEP Program at Cambridge University, Cambridge England, International Business program in 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 16, 2013

KLEANGAS ENERGY TECHNOLOGIES, INC.

By:	/s/ William Wylie
Name:	William Wylie
Title:	Chief Executive Officer